                                              [CONFIDENTIAL TREATMENT REQUESTED]

**Confidential portions of this Exhibit have been omitted pursuant to the Rules and Regulations of the Securities and Exchange Commission. The symbol "[+++++]" has been used to identify information which is the subject of a Confidential Treatment Request.



                            TIOXIDE EUROPE LIMITED


                                      And


                       IMPERIAL CHEMICAL INDUSTRIES plc
                             trading as ICI Paints



                              PURCHASE AGREEMENT


                                 Page 1 of 27
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                                              [CONFIDENTIAL TREATMENT REQUESTED]


                                   AGREEMENT

This Agreement is dated              day of                 2001 and is between:


1. Imperial Chemical Industries plc trading as ICI Paints whose registered office is at 9 Millbank, London SW1P 3JF (hereafter referred to as "ICI");

     and

2. Tioxide Europe Ltd whose registered office is Haverton Hill Road, Billingham, TS23 1PS (hereafter referred to as "Huntsman Tioxide")

     The purpose of this agreement (the "Agreement") is to set-out the terms on which the ICI Paints Users in the specified Territories will purchase titanium dioxide from Huntsman Tioxide and Huntsman Tioxide will supply titanium dioxide to the ICI Paints Users and is entered into in recognition of the economies and benefits that derive from ICI's position as Huntsman Tioxide's largest customer.

     This agreement supersedes and replaces the agreement between the parties dated 3rd July 1997, and all subsequent amendments and additions thereto.

DEFINITIONS AND INTERPRETATION
------------------------------

     In this Agreement the following words shall have the following meanings:

     "ICI Paints User/s"  means any company in which ICI has a shareholding of more than 50% involved in the manufacture of surface coatings in any of the Territories

     "Territory/ies"      means the countries set out in Schedule 1 hereto or
                          any of them

     "TiO2" means rutile Titanium Dioxide in accordance with the grades and specifications set out in Appendix 1

     "Contract Year"      means a period of 12 consecutive months beginning on
                          1st January in any year

     "Quarter"            means a period of 3 consecutive calendar months
                          starting on the 1st January, the 1st April, the 1st
                          July or the 1st October of any year


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                                              [CONFIDENTIAL TREATMENT REQUESTED]

     "Region" means the areas of the world set out below containing the Territories listed:

                          North America:
                          containing United States of America, Canada, Puerto Rico and Mexico

                          Europe:
                          containing United Kingdom, Ireland, France, Germany, Spain, Italy and Holland

                          Asia:
                          containing India, Pakistan, Sri Lanka, Malaysia, Singapore, Thailand, Vietnam, Indonesia and The Peoples Republic of China

                          and any reference to North America, Asia or Europe shall mean the Territories so listed and no others.

"[+++++++]"**             [+++++]

"On Time and In Full"     means delivery within the agreed lead-time and in the
                          full and accurate quantity ordered

"[+++++++]                [+++++]
[+++++++]"                [+++++].

Headings to clauses in this Agreement are for the purpose of information and identification only and shall not be construed as forming part of this Agreement.

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                                              [CONFIDENTIAL TREATMENT REQUESTED]

1.  TERRITORIES
    -----------

    1.1  A list of the countries governed by this Agreement is attached as
         Schedule 1.

         Where during the term of this Agreement a new business for the manufacture of surface coatings is established or acquired by ICI in which it holds more than a 50% interest:

         1.1.1 if such new business is located in one of the Territories sales of TiO2 made to such business shall be subject to this Agreement;

         1.1.2 if such new business is not located in any of the Territories, sales of TiO2 made to such business shall not be subject to this Agreement unless otherwise agreed in writing such agreement not to be unreasonably withheld.

2.  TERM
    ----

    Subject to Clause 17, this Agreement shall commence on 1st day of July 2001 and shall continue until terminated by either party giving the other at least 12 months notice in writing such notice to expire on the 30th June or 31st December of any Contract Year. Notwithstanding the foregoing but subject to Clause 17 notice may not be given to expire before 31st December 2003.


3.  VOLUME
    ------

    3.1 During the period from 1st July 2001 to 31st December 2002 Huntsman Tioxide shall make available for supply to ICI and ICI shall use reasonable endeavours to buy [+++++] metric tonnes of TiO2 from Huntsman Tioxide.

         Offtake of volumes shall be as set out below although the Parties agree that at ICI's request a variance of [+++++] shall be permissible within these Regional numbers subject to the forecasting mechanism set out in Clause 5.

KTE                      Sulphate          Chloride          Total
---                      --------          --------          -----
North America            [+++++]            [+++++]          [+++++]
Europe                   [+++++]            [+++++]          [+++++]
Asia                     [+++++]            [+++++]          [+++++]
Total                    [+++++]            [+++++]          [+++++]

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                                              [CONFIDENTIAL TREATMENT REQUESTED]

    3.2 During the period from 1st January 2003 to 31st December 2003 Huntsman Tioxide shall make available for supply to ICI and ICI shall use its reasonable endeavours to buy [+++++] metric tonnes of TiO2 from Huntsman Tioxide.

         Offtake of volumes shall be as set out below although the Parties agree that a variance of [+++++] shall be permissible within these Regional numbers subject to the forecasting mechanism set out in Clause 5.

KTE                   Sulphate           Chloride         Total
---                   --------           --------         -----
North America         [+++++]            [+++++]          [+++++]
Europe                [+++++]            [+++++]          [+++++]
Asia                  [+++++]            [+++++]          [+++++]
Total                 [+++++]            [+++++]          [+++++]

    3.3 From [+++++] it is intended that all volumes purchased in Asia under this Contract shall be [+++++] metric tonnes of TiO2 as set out in Appendix 1.

    3.4 From [+++++] and thereafter Huntsman Tioxide shall make available for supply to ICI and ICI shall use its reasonable endeavours to buy [+++++] per annum of TiO2 from Huntsman Tioxide save that, at ICI's choice, the said volume may be increased by up to [+++++] per Contract Year from the volume purchased in the preceding Contract Year.

4.  COMMITMENT TO SUPPLY
    --------------------

    4.1 Malaysia and Canada

        Huntsman Tioxide shall supply [+++++] ICI Paints Users in Malaysia and Canada provided these requirements are forecast according to the mechanism stipulated in Clause 5.

    4.2 Latin America, Taiwan & Poland

        It is agreed between the Parties that the terms of this Agreement will not cover supply to all territories in the latin America region or to the territories of Taiwan and Poland. Should either Party wish to commence supply/receipt of TiO2 within these territories then the Parties shall meet to discuss such supply in good faith and the terms including rebates under which it may be made.

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                                              [CONFIDENTIAL TREATMENT REQUESTED]

5.  FORECASTING
    -----------

    5.1 One month before the end of each Quarter ICI will provide to Huntsman Tioxide a demand forecast for the following four Quarters. This forecast shall detail the quantities and grades of Huntsman Tioxide TiO2 expected to be required by each ICI Paints User in each Territory by Quarter for the period.

    5.2 The grades and volumes indicated in these demand forecasts must be consistent with the grades, volumes and growth in volume set out in Clause 3.

    5.3 Provided that the forecast for total demand under the terms hereof is no more than [+++++] of the global quantity supplied or the final agreed forecast whichever is the lower for the corresponding Quarter of the preceding year, the forecast in any Region may be up to [+++++] of the quantity supplied or the final agreed forecast which ever is the lower in the corresponding Quarter of the preceding year.

    5.4 ICI undertakes that a forecast in respect of any Quarter shall not be varied in respect of each Region in subsequent forecasts relating to the same Quarter by more than [+++++], or by more than [+++++] in consecutive forecasts.

    5.5 Subject to clause 5.2, 5.3 and 5.4 Huntsman Tioxide undertakes to supply in each Quarter the volumes indicated in the most recent agreed forecast for that Quarter. ICI undertakes to use all reasonable endeavours to purchase from Huntsman Tioxide in each Quarter the volumes indicated in the most recent agreed forecast for that Quarter.

6.  PRICE
    -----

    6.1  [+++++].

    6.2 Huntsman Tioxide shall maintain a file confirming the basis upon which the prices set out in Clause 6.1 have been calculated. This file shall contain documented evidence of all prices and price changes, necessary to make the price calculations referred to in Clause 6.1 and also including retro-active credits or other price adjustments where applicable. ICI Paints shall be entitled to have this file inspected by an independent auditor appointed by ICI in order to confirm the veracity of the price calculations. In the event that the independent auditor appointed by ICI confirms the veracity of the price calculations then ICI shall pay the costs of the independent auditor. In the event that the independent auditor finds that the price calculations are in error then a correcting payment shall be

                                  Page 6 of 27
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                                              [CONFIDENTIAL TREATMENT REQUESTED]

         made immediately by the party benefiting from the error to the other party and Huntsman Tioxide shall pay the costs of the independent auditor.

         The independent auditor shall keep confidential any information submitted to him by Huntsman Tioxide and shall not disclose such information to ICI or to any other party.

     6.3 Huntsman Tioxide's usual small delivery surcharges applying to its other customers in a Territory shall also apply to ICI Paints Users in that Territory.

     6.4 For the avoidance of doubt the volume of any TiO2 supplied in slurry form pursuant to this Agreement shall, for the purpose of price and rebate calculations, be calculated by reference to the dry weight of such TiO2.


7.  PAYMENT
    -------

    7.1 A schedule of agreed payment terms is attached as Schedule II. These terms may only be varied by written agreement between the parties.

    7.2 ICI shall ensure that payment is received by Huntsman Tioxide on or before the relevant due date specified by Schedule II.

    7.3 Huntsman Tioxide reserve the right to charge the relevant ICI Paints User interest in respect of the late payment of any sums due under this Agreement (as well after as before judgement) at the rate of 2% above LIBOR with respect to sales in Europe; at 2% above the US base lending rate with respect to sales in North America; and at 2% above the Malaysian base lending rate with respect to sales to Asia from the due date therefor until payment.

    7.4 All prices are exclusive of any applicable value added or any other sales tax, for which ICI shall be additionally liable.

8.  [+++++]

    8.1  [+++++].

    8.2  [+++++].

    8.3  [+++++].

    8.4  [+++++]

                                  Page 7 of 27
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                                              [CONFIDENTIAL TREATMENT REQUESTED]

     8.5

         [+++++]                  [+++++]
         [+++++]                  [+++++]
         [+++++]                  [+++++]
         [+++++]                  [+++++]
         [+++++]                  [+++++]
         [+++++]                  [+++++]
         [+++++]                  [+++++]

     8.5 [+++++].

9.  VALUE CREATION
    --------------

    9.1 The parties jointly commit to the principle of implementing a programme of vendor managed inventory (VMI) in all Territories where it is practicable and cost effective for both parties to do so. Joint project teams will be set up in each Region to evaluate the possibilities and plan and implement the programme.

    9.2 In each Region, the Huntsman Tioxide regional coatings technical service and product development teams and ICI Paints Users will maintain regular contact with each other in that Region.

    9.3 Huntsman Tioxide's central research and Technology surface coatings team and their designated opposite numbers in ICI will also maintain regular contact.

    9.4 Through these contacts, ICI's technical requirements will be taken into account by Huntsman Tioxide in setting up its global and local research programmes.

    9.5 A formal technical review of matters arising from these contacts, and appropriate actions, will be arranged between the parties at least once a year.

    9.6 Huntsman Tioxide will give ICI the first customer appraisal prior to disclosure to any other party of any relevant new developments it makes relating to TiO2 in surface coatings provided that such development has not been initiated by another of Huntsman Tioxide's customers. Upon Huntsman Tioxide presenting ICI with information concerning a new development in reasonably sufficient detail for ICI to make a reasonable and meaningful assessment of the new development, ICI will report back to Huntsman Tioxide within 90 days of receiving such information from

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                                              [CONFIDENTIAL TREATMENT REQUESTED]

        Huntsman Tioxide on its views on such developments and pending such report Huntsman Tioxide will not disclose such development to any other party. The parties may extend such period by agreement.

    9.7 When a new product is developed by Huntsman Tioxide for the surface coatings market, with material technical co-operation from ICI, then ICI shall enjoy an exclusive lead time from the date when its surface coating containing the new product is brought to market - the length of lead time to be agreed on a case by case basis. During that lead time Huntsman Tioxide will not supply or sample such new product to any other party. Such new product shall be added to the list of grades and specifications appearing at Appendix 1.

    9.8 There may occasionally be a need for local funding by Huntsman Tioxide of technical costs incurred by ICI Paints Users eg in reformulation to a Huntsman Tioxide grade. Such funding will be a matter of a local negotiation between the ICI Paints User and Huntsman Tioxide.

10. CHANGE IN CIRCUMSTANCES
    -----------------------

     The parties will consult with one another in the event of any significant change in circumstances in their business affecting this Agreement.


11.  SERVICE AND DELIVERY
     --------------------

     11.1 Huntsman Tioxide shall use its best endeavours to supply all accepted orders "On Time and In Full".

     11.2 Delivery of TiO2 shall occur and title to and risk of loss of or damage to TiO2 supplied hereunder shall occur at the delivery points set out in Appendix 2, subject to any variation by separate VMI agreement.

12. GRADE AVAILABILITY
    ------------------

    Huntsman Tioxide's TiO2 is manufactured to globally consistent specifications as set out in Appendix 1, but not all grades are made or available in all Regions. The parties shall agree from time to time which grades shall be offered to ICI Paints Users in each Region.

13.  CONFIDENTIALITY
     ---------------

     13.1 Each of the parties hereby undertakes to the other to:

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                                              [CONFIDENTIAL TREATMENT REQUESTED]

          13.1.1 keep confidential all information (written or oral) concerning the business and affairs of the other that it shall have obtained or received as a result of the discussions leading up to or the entering into or performance of this Agreement (`the Information')

          13.1.2 not without the other's written consent disclose the Information in whole or in part to any other person save those of its employees or agents involved in the performance of this Agreement and who have a need to know the same;

          13.1.3 use the Information solely in connection with the performance of this Agreement and not for its own benefit or the benefit of any third party.

     13.2 The provisions of clause 13.1 above shall not apply to the whole or any part of the Information to the extent that it is;

          13.2.1 trivial or obvious

          13.2.2 already in the other's possession on the date of its disclosure; or

          13.2.3 in the public domain other than as a result of a breach of this clause.

     13.3 Each of the parties hereby undertakes to the other to make all relevant employees and agents aware of the confidentiality of the Information and the provisions of this clause 13 without limitation to the foregoing to take all such steps as shall from time to time be necessary to ensure compliance by its employees and agents with the provisions of this clause 13

     13.4 The terms of this Clause 13 shall remain effective for the duration of this Agreement and for a further period of two years following termination of this Agreement.

14.  FORCE MAJEURE
     -------------

     14.1 Neither party shall be liable to the other or be deemed to be in breach of this Agreement or results by reason of any delay in performing, or any failure to perform, any of its obligations under this Agreement, if the delay or failure was due to any cause beyond its reasonable control or results from the disposal of, or cessation or suspension in the operation of, any facility where it is producing any or using any quantity of TiO2 deliverable hereunder (a "Force Majeure Event"). Without prejudice to

                                 Page 10 of 27
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                                              [CONFIDENTIAL TREATMENT REQUESTED]

          the generality of the foregoing the following shall be regarded without limitation as causes beyond a party's reasonable control:

          14.1.1 Act of God, explosion, flood, tempest, fire or accident;

          14.1.2 war or threat of war, sabotage, insurrection, civil disturbance or requisition;

          14.1.3 acts, restrictions, regulations, bye-laws, prohibitions or measures of any kind on the part of any Governmental or Local Authority;

          14.1.4 import or export regulations or embargoes;

          14.1.5 strikes lock-outs or other industrial actions or trade disputes whether involving employees of third parties or of the parties to this Agreement provided that in the latter case the party affected shall demonstrate to the reasonable satisfaction of the unaffected party that the circumstance in question giving rise to a claim of Force Majeure is a bona fide dispute. For the avoidance of doubt a refusal to accede to the demands of its employees shall not be interpreted as something that is within the control of the affected party;

          14.1.6 difficulties in obtaining raw materials, fuel, parts or machinery;

          14.1.7 power failure or breakdown in machinery.

                 If either party is unable to perform its duties and obligations under this Agreement as a result of a Force Majeure Event such party shall give written notice to the other of such inability stating the cause in question and the date on which such cause commenced. The operation of this Agreement relating to the Force Majeure Event shall be suspended during the period (and only during the period) in which the cause continues to have effect. Forthwith upon the cause ceasing to have effect the party relying upon it shall give written notice thereof to the other.

     14.2 In the event that a Force Majeure Event results in a shortage of TiO2 Huntsman Tioxide will treat ICI equitably in apportioning available product among its customers to whom it has a contractual commitment to supply.

     14.3 In the event that ICI is forced to purchase TiO2 from alternative suppliers as a result of Huntsman Tioxide's notifying a Force Majeure Event then the volumes of TiO2 purchased by ICI from any such alternative suppliers in substitution for the TiO2 that Huntsman Tioxide was committed to supply but was unable to supply during the period of the Force Majeure

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                                              [CONFIDENTIAL TREATMENT REQUESTED]

          Event shall be included in the calculation of the appropriate rebate level to be paid under Clause 8 but no discount or rebate shall be paid upon these volumes themselves.

     14.4 If a Force Majeure Event occurs such that Huntsman Tioxide is prevented from delivering or supplying in accordance with this Agreement, Huntsman Tioxide shall use its reasonable endeavours but shall not be obliged to make up any shortfall of TiO2 not supplied on account of such Force Majeure Event.


15. APPLICABLE LAW
    --------------

    This Agreement shall be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the High Court of Justice in London for all purposes connected with it.

16. LIABILITY AND WARRANTY
    ----------------------

    16.1 All TiO2 sold by Huntsman Tioxide to ICI pursuant to this Agreement shall conform in all respects to its specification at the time of delivery. Huntsman Tioxide makes no other representation or warranty of any kind, express or implied, as to reasonable quality, merchantability or fitness for purpose or any other matter with respect to TiO2 sold pursuant to this Agreement.

    16.2 Any claim by ICI which is based on the failure of TiO2 delivered under this Agreement to correspond with its specification shall (whether or not delivery is refused by ICI) be notified to Huntsman Tioxide within 90 days from the date of usage. If delivery is not refused, and ICI does not notify Huntsman Tioxide in accordance with this Clause 16.2, ICI shall not be entitled to reject the goods and Huntsman Tioxide shall have no liability, and ICI shall be bound to pay the price as if the goods had been delivered in accordance with this Agreement.

    16.3 Other than as expressly set out in Clauses 16.1 and 16.2 above and except in respect of death or personal injury caused by Huntsman Tioxide's negligence, Huntsman Tioxide shall not be liable to ICI by reason of any representation (unless fraudulent), or any implied warranty, condition or other term, or any duty at common law for any costs, expenses or other claims for compensation whatsoever (whether caused by negligence of Huntsman Tioxide, its employees or agents or otherwise) which arise out of or in connection with the supply of TiO2 or their use or resale by ICI, and the entire liability of Huntsman Tioxide under or in connection with this Agreement shall not exceed [+++++] for each incident giving rise to a

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                                              [CONFIDENTIAL TREATMENT REQUESTED]

         claim and shall in any event not exceed [+++++] aggregate in respect of incidents occurring in any Contract Year.

    16.4 Each party acknowledges that, in entering into this Agreement, it does not do so on the basis of or rely on any representation, warranty or other provision except as expressly provided in this Agreement, and accordingly all conditions, warranties or other terms implied by Statute or Common Law are hereby excluded to the fullest extent permitted by law.


17.  TERMINATION
---  -----------

     17.1 This Agreement may be terminated;

          17.1.1 forthwith by either party if the other commits any material breach of any term of this and which (in the case of a breach capable of being remedied) shall not have been remedied within 28 days of a written request to remedy the same; and

          17.1.2 forthwith by either party if the other shall convene a meeting of its creditors or if a proposal shall be made for a voluntary arrangement within Part I of the Insolvency Act 1986 or a proposal for any other composition scheme or arrangement with (or assignment for the benefit of) its creditors or if the other shall be unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 or if a trustee receiver administrative receiver or similar officer is appointed in respect of all or any part of the business or assets of the other party or if a petition is presented or a meeting is convened for the purpose of considering a resolution or other steps are taken for the winding up of the other party or for the making of an administration order (otherwise than for the purpose of an amalgamation or reconstruction).

18.  ASSIGNMENT
     ----------

     18.1 Neither party shall be entitled to assign this Agreement nor all or any of their rights and obligations hereunder without the prior written consent of the other.

     18.2 Huntsman Tioxide shall be entitled to perform any of the obligations undertaken by it and to exercise any of the rights granted to it under this Agreement through any other company which at the relevant time is its holding company or subsidiary (as defined by Section 736 of the Companies Act 1985, as amended) or the subsidiary of any such holding company.

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19.  NOTICES
------------

     19.1 Any notice to be given under this Agreement shall be either delivered personally or sent by first class recorded delivery post (airmail if overseas) or by fax. The address for service of each party is its registered office or any other address for service previously notified to the other party. A notice is deemed to have been served as follows:

            19.1.1  if personally delivered, at the time of delivery;

            19.1.2 if posted, at the expiration of 48 hours or (in the case of airmail) 7 days after the envelope containing it is delivered into the custody of the postal authorities.

            19.1.3  if sent by fax at the time it is despatched.

     19.2 In proving service it is sufficient to prove that personal delivery was made, or that the envelope containing the notice was properly addressed and delivered into the custody office of the postal authority as a prepaid first class recorded delivery or airmail letter (as appropriate) or in the case of fax by production of a transmission report confirming uninterrupted transmission.


20.  INVALIDITY
---------------

     If any provision of this Agreement shall be found by any court or administrative body of competent jurisdiction to be invalid or unenforceable the invalidity or unenforceability of such provision of this Agreement and all provisions not affected by such invalidity or unenforceability shall remain in full force and effect. The parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the economic legal and commercial objectives of the invalid or unenforceable provision.


21.  WAIVER
-----------

     The waiver by either party of a breach or default of any of the provisions of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or other provisions nor shall any delay or omission on the part of either party to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any breach or default by the other party.

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22.  ENTIRE AGREEMENT
---------------------

     This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all previous Agreements and understandings between the parties with respect thereto, and may not be modified except by an instrument in writing signed by the duly authorised representative of the parties.


23.  COUNTERPARTS
-----------------

This Agreement may be executed in more than one counterpart and shall come into force once each party has executed such a counterpart in identical form and exchanged the same with the other party.


Signed for and on behalf of
TIOXIDE EUROPE LIMITED .....................................


Name in Full ............/s/ Douglas A. L. Coombs.............................


Position: ...............President & CEO......................................

In the  presence of
Witness ................../s/ Johnathan Dean..................................



Signed for and on behalf of
IMPERIAL CHEMICAL INDUSTRIES plc
trading as ICI Paints.........................................................

Name in Full ................../s/ Steven Cannam..............................

Position: .....................S.V.P. Procurement and Logistics...............

In the presence of
Witness ......................./s/ D.R. Pale....../s/ D.J. Brittan............


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                                  SCHEDULE I
                                  ----------

                              LIST OF TERRITORIES
                              -------------------

United Kingdom     (UK)
Ireland
Germany
France
Spain
Italy
Holland

United States of America     (USA)
Canada
Puerto Rico
Mexico

Malaysia
Singapore
Thailand
Indonesia
Peoples Republic of China
Vietnam
Pakistan
India
Sri Lanka


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                                  SCHEDULE II

                             AGREED PAYMENT TERMS

         Territory                                      Term
--------------------------------------------------------------------------------
United Kingdom                      20th of the month following month of invoice
--------------------------------------------------------------------------------
Ireland                             20th of the month following month of invoice
--------------------------------------------------------------------------------
Germany                             30 days net 2% discount for payment within
                                    14 days
--------------------------------------------------------------------------------
Holland                             60 days from date of invoice
--------------------------------------------------------------------------------
France                              30 days from end of month of invoice 1%
                                    discount for payment on 10th of following
                                    month
--------------------------------------------------------------------------------
Italy                               60 days from month end
--------------------------------------------------------------------------------
Spain                               90 days net
--------------------------------------------------------------------------------
USA                                 60 days net 1% discount for payment within
                                    30 days
--------------------------------------------------------------------------------
Canada                              60 days net 1% discount for payment within
                                    30 days
--------------------------------------------------------------------------------
Puerto Rico                         60 days net - 1% discount for payment within
                                    30 days
--------------------------------------------------------------------------------
Malaysia                            60 days from month end
--------------------------------------------------------------------------------
Singapore                           60 days from month end
--------------------------------------------------------------------------------
Thailand                            90 days from date of bill of lading
--------------------------------------------------------------------------------
Peoples Republic of China           90 days from date of bill of lading
--------------------------------------------------------------------------------
Vietnam                             90 days from date of bill of lading
--------------------------------------------------------------------------------
Indonesia                           90 days from date of bill of lading
--------------------------------------------------------------------------------
Pakistan                            120 days from date of bill of lading
--------------------------------------------------------------------------------
India                               90 days from date of bill of lading
--------------------------------------------------------------------------------
Sri Lanka                           90 days from date of bill of lading
--------------------------------------------------------------------------------

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                  APPENDIX 1

                  GRADES AND SPECIFICATIONS ARE AS FOLLOWS:-

                                    [+++++]
                                    [+++++]
                                    [+++++]
                                    [+++++]
                                    [+++++]
                                    [+++++]

                                              [CONFIDENTIAL TREATMENT REQUESTED]


                               Specification for
                                TIOXIDE [+++++]


COMPANY          :   ICI                 ICI            ICI PAINTS

LOCATION         :   [+++++]             [+++++]        [+++++]

SPECIFICATION NO :                       [+++++]        [+++++]

ICI REFERENCE    :                       M2551

COMPANY          :   ICI DULUX PAINTS    [+++++]

LOCATION         :   [+++++]             [+++++]

SPECIFICATION NO :   [+++++]             [+++++]

DATE             :   10.03.1999

------------------------------------------------------------------------------
PROPERTY                 TEST METHOD             SPECIFICATION
[+++++]                                            [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
[+++++]                    [+++++]                 [+++++]
------------------------------------------------------------------------------

S.A.M.M. = TIOXIDE STANDARD ANALYTICAL METHOD
S.P.T.M. = TIOXIDE STANDARD PIGMENT TEST METHOD
# = VS TIOXIDE REFERENCE STANDARD

For ICI                         For Tioxide Europe
-------                         ------------------

Approved by:                    Approved by: John G Balfour

Position:                       Position:    Quality Assurance Officer
                                Technical Service Department (Coatings)

                                Address : West Site, Haverton Hill Road,
                                Billingham TS23 1PS
                                England
Date:                           Date:
Signature:                      Signature:

                                              [CONFIDENTIAL TREATMENT REQUESTED]

This specification supersedes all previous signed or unsigned specifications and must remain confidential between ICI and Tioxide. This specification is only valid when signed by representatives of both Tioxide Europe Limited and ICI.

                                                                    TEMS/TSD/04C
                                                                           REV.2
                               Specification for
                               TIOXIDE R-[+++++]


COMPANY               :   ICI              ICI       ICI PAINTS

LOCATION              :   [+++++]          [+++++]   [+++++]

SPECIFICATION NO      :   [+++++]          [+++++]   [+++++]

ICI REFERENCE         :   M2536

COMPANY               :   ICI DULUX PAINTS [+++++]

LOCATION              :   [+++++]          [+++++]

SPECIFICATION NO      :   [+++++]          [+++++]

DATE                  :   09.03.1999


------------------------------------------------------------------------------
PROPERTY              TEST METHOD             SPECIFICATION
[+++++]                                           [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]                 [+++++]                   [+++++]
[+++++]
----------------------------------------------------------------------

S.A.M.M. = TIOXIDE STANDARD ANALYTICAL METHOD
S.P.T.M. = TIOXIDE STANDARD PIGMENT TEST METHOD
# = VS TIOXIDE REFERENCE STANDARD

For ICI                             For Tioxide Europe
-------                             ------------------
Approved  by:                       Approved by: John G Balfour

Position:                           Position:     Quality Assurance Officer
                                    Technical Service Department (Coatings)

                                    Address : West Site, Haverton Hill Road,
                                    Billingham TS23 1PS
                                    England

                                              [CONFIDENTIAL TREATMENT REQUESTED]


Date:                               Date:

Signature:                          Signature:

This specification supersedes all previous signed or unsigned specifications and must remain confidential between ICI and Tioxide. This specification is only valid when signed by representatives of both Tioxide Europe Limited and ICI.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                               Specification for
                                TIOXIDE [+++++]

COMPANY:                  ICI              ICI

LOCATION:              [+++++]           [+++++]

SPECIFICATION No:      [+++++]           [+++++]

ICI REFERENCE:         [+++++]

DATE:                  01.01.1998


PROPERTY               TEST METHOD       SPECIFICATION
[+++++]                                     [+++++]
[+++++]                  [+++++]            [+++++]
[+++++]                  [+++++]            [+++++]
[+++++]                  [+++++]            [+++++]
[+++++]                  [+++++]            [+++++]
[+++++]                  [+++++]            [+++++]
[+++++]                  [+++++]            [+++++]
[+++++]                  [+++++]            [+++++]

S.A.M.M. = TIOXIDE STANDARD ANALYTICAL METHOD
S.P.T.M. = TIOXIDE STANDARD PIGMENT TEST METHOD

For ICI                             For Tioxide Europe
-------                             ------------------

Approved  by:                       Approved by:  John G Balfour

Position:                           Position:  Quality Assurance Officer
                                    Technical Service Department (Coatings)

                                    Address: West Site, Haverton Hill Road,
                                    Billingham TS23 1PS
                                    England

Date:                               Date:

Signature:                          Signature:

This specification supersedes all previous signed or unsigned specifications and must remain confidential between ICI and Tioxide. This specification is only valid when signed by representatives of both Tioxide Europe Limited and ICI.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                             Specification [+++++]
                                TIOXIDE [+++++]

CLIENT:                [+++++]

VILLE:                 [+++++]

SPECIFICATION No:      [+++++]

DATE:                  01.01.1998

PROPRIETE                       METHODE DE TEST                 SPECIFICATION
[+++++]                         [+++++]                         [+++++]
[+++++]                         [+++++]                         [+++++]
[+++++]                         [+++++]                         [+++++]
[+++++]                         [+++++]                         [+++++]
[+++++]                         [+++++]                         [+++++]
[+++++]                         [+++++]                         [+++++]
[+++++]                         [+++++]                         [+++++]
[+++++]                         [+++++]                         [+++++]
[+++++]                         [+++++]                         [+++++]

S.A.M.M. = STANDARD ANALYTICAL METHODS MANUAL
S.P.T.M. = STANDARD PIGMENT TEST METHOD
# VS TIOXIDE REFERENCE STD

Pour Compagnie des Vernis Valentine                   Pour Tioxide Europe
-----------------------------------           ---------------------------------
Approuve:                                     Approuve:  John G Balfour
Fonction:                                     Fonction:  Quality Assurance
                                              Officer
                                              Technical Service Department
                                              (Coatings)
                                              Addresse:  West Site,
                                              Haverton Hill Road, Billingham,
                                              England TS23 1PS
Date:                                         Date:
Signature:                                    Signature:

Cette specification annule et remplace toutes specifications precedentes, signees ou proposees, et doit rester confidentielle entre Compagnie des Vernis Valentine et Tioxide.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                               Specification for
                                TIOXIDE [+++++]



Company:       [+++++]

Specification Reference [+++++]        Date: January 12, 1995


Property              Test Method               Limits

[+++++]               [+++++]                   [+++++]

[+++++]               [+++++]                   [+++++]

[+++++]               [+++++]                   [+++++]

[+++++]               [+++++]                   [+++++]

[+++++]               [+++++]                   [+++++]

[+++++]               [+++++]                   [+++++]

[+++++]               [+++++]                   [+++++]

[+++++]               [+++++]                   [+++++]


                  For Customer   For Tioxide

Approved by:      ___________    A F Vignini
                                 Coating Manager
Position:         ___________    Technical Service Department

Date:             ___________    ________________________

Signature:        ___________    ________________________

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                               Specification for
                                TIOXIDE [+++++]
                                   ([+++++])


Company:       [+++++]

Specification Reference [+++++]      Date:  April 1991

Property         Test Method        Limits

[+++++]          [+++++]            [+++++]

[+++++]          [+++++]            [+++++]

[+++++]          [+++++]            [+++++]

[+++++]          [+++++]            [+++++]

[+++++]          [+++++]            [+++++]

[+++++]          [+++++]            [+++++]

[+++++]          [+++++]            [+++++]

[+++++]          [+++++]            [+++++]
                                    [+++++]

[+++++]          [+++++]            [+++++]

[+++++]          [+++++]            [+++++]
                                    [+++++]

              Quality Assurance data to be collated by Tioxide TSD

* Tioxide Standard Analytical Methods
+ Tioxide Standard Test Methods

                  Customer         Tioxide

Accepted by:      _____________    ____________

Position:         _____________    ____________

Date:             _____________    ____________

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                               Specification for
                                TIOXIDE [+++++]


Company:       [+++++]

Specification Reference [+++++]      Date:  January 12, 1995

Property            Test Method         Limits

[+++++]             [+++++]             [+++++]

[+++++]             [+++++]             [+++++]

[+++++]             [+++++]             [+++++]

[+++++]             [+++++]             [+++++]

[+++++]             [+++++]             [+++++]

[+++++]             [+++++]             [+++++]

[+++++]             [+++++]             [+++++]

[+++++]             [+++++]             [+++++]

[+++++]             [+++++]             [+++++]

 . Tioxide Standard Analytical Methods
 . Tioxide Standard Test Methods

                  For Customer       For Tioxide

Approved by:      ____________       A F Vignini
                                     Coating Manager
Position:         ____________       Technical Service Department

Date:             ____________       _______________________

Signature:        ____________       _______________________

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                  Appendix II

                                Delivery Points


Territory                           Delivery Term
---------                           -------------
United Kingdom                      Delivered Site
Ireland                             Delivered Site
Germany                             Delivered Site
France                              Delivered Site
Netherlands                         Delivered Site
Italy                               Delivered Site
Spain                               Delivered Site
USA                                 Delivered Site
Canada                              Delivered Site
Puerto Rico                         Delivered Site
Malaysia                            Delivered Site
Singapore                           Delivered Site
Thailand                            CIF Bangkok Port
Peoples Republic of China           CIF Ghangzhou Port / CIF Shanghai
Vietnam                             CIF Ho Chi Ming
Indonesia                           CIF Jakarta
Pakistan                            CIF Karachi
India                               CIF ICD New Delhi / CIF ICD Hyderabad / CIF
                                    Nava Shiva
Sri Lanka                           CIF Colombo